UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 24, 2020 (April 23, 2020)

Humana Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-05975	61-0647538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Main Street, Louisville, Kentucky 40202
(Address of Principal Executive Offices, and Zip Code)

(502) 580-1000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.
The regular annual meeting of the stockholders of Humana Inc. was held in a virtual meeting format via live webcast, on April 23, 2020, for the purpose of voting on the proposals described below. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there was no solicitation in opposition to management’s nominees for directors. All nominees for director listed below were elected. The term of office for each director will be until the next annual meeting or until their successors shall be elected and qualified.

Proposal #1:  The final results of the election of directors were as follows:
Name	For	Against	Abstained	Broker Non-Votes
Frank J. Bisignano	113,157,030	303,660	185,366	5,534,845
Bruce D. Broussard	111,720,812	1,760,000	165,244	5,534,845
Frank A. D’Ameilo	96,977,742	16,503,175	165,139	5,534,845
W. Roy Dunbar	108,100,881	5,385,351	159,824	5,534,845
Wayne A. I. Frederick, M.D.	113,246,831	233,929	165,296	5,534,845
John W. Garratt	113,212,193	241,800	192,063	5,534,845
Kurt J. Hilzinger	109,421,609	4,057,842	166,605	5,534,845
David A. Jones, Jr.	107,481,728	6,058,581	105,747	5,534,845
Karen W. Katz	113,274,577	152,256	219,223	5,534,845
William J. McDonald	110,840,553	2,631,629	173,874	5,534,845
James J. O’Brien	109,475,854	3,950,629	219,573	5,534,845
Marissa T. Peterson	111,424,589	2,076,175	145,292	5,534,845

In addition, the stockholders voted on the following proposals and cast their votes as described below:
Proposal #2	For	Against	Abstained	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020	113,757,822	5,328,079	95,000	0

Proposal #3	For	Against	Abstained	Broker Non-Votes
Board proposal regarding advisory approval of the Company’s executive compensation	108,092,223	5,301,731	252,102	5,534,845

SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Cynthia H. Zipperle
Cynthia H. Zipperle
Senior Vice President, Chief Accounting Officer and Controller
(Principal Accounting Officer)

    Dated: April 24, 2020